--------------------------------------------------------------------------------
                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                               450 Fifth Street NW
                             Washington, D.C. 29549

                                 --------------

                                    Form 8-K

                                 --------------

                       PURSUANT TO SECTION 13 OR 15(d) OF
                       THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported):          January 20, 2005
                                                           ---------------

                                 --------------

                                  First Bancorp
             ------------------------------------------------------
             (Exact Name of Registrant as Specified in its Charter)

         North Carolina                 0-15572                56-1421916
------------------------------        -----------         ----------------------
  (State or Other Jurisdiction        (Commission         (I.R.S. Employer
       of Incorporation)              File Number)        Identification Number)

341 North Main Street, Troy, North
            Carolina                                                    27371
--------------------------------------------                          ----------
 (Address of Principal Executive Offices)                             (Zip Code)

                                 (910) 576-6171
              ----------------------------------------------------
              (Registrant's telephone number, including area code)

                                 Not Applicable
         -------------------------------------------------------------
         (Former Name or Former Address, if changed since last report)


-------------------------------------------------------------------------------

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[_] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[_] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[_] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[_] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

-----------------------------------------

                                  First Bancorp
                                      INDEX

                                                                     Page


Item 1.01 - Entry into a Material Definitive Agreement                   3

Item 9.01 - Financial Statements and Exhibits                            3

Signatures                                                               4

Exhibit 10(a) Management Incentive Plan                                  5

Item 1.01. Entry into a Material Definitive Agreement

     On January 20, 2005, First Bancorp (the "Registrant") paid management bonuses to approximately 204 employees, including its executive officers, under the Registrant's Management Incentive Plan. The Management Incentive Plan was first adopted by the Board of Directors on January 20, 1996 and, except as discussed in the following sentence, pays bonuses to executive officers based on a formula that considers whether the Registrant's financial performance meets certain targets as measured by return on equity and earnings per share. Subsequent to the adoption of the Management Incentive Plan, the Board of Directors of the Registrant exempted the Chief Executive Officer from the formula described above, and instead the Chief Executive Officer's bonus has been set at 1% of reported net income, which was the formula applied to calculate the bonus paid on January 20, 2005. A copy of the Management Incentive Plan is included as Exhibit 10(a) to this report. The Compensation Committee of the Registrant's Board of Directors determined that unanticipated expenses, such as Sarbanes-Oxley compliance costs, Internet Banking start-up costs, higher external audit fees and new branch start-up costs, all contributed to the Registrant failing to meet the 2004 earnings target by approximately 2%. The return on equity target was met. The Compensation Committee concluded that because of the unanticipated expenses, which were not included in the 2004 budget on which the earnings target was based, bonuses should be paid under the Management Incentive Plan as if the earnings target were met. Accordingly, the following bonuses were paid to the named executive officers appearing in the compensation table of the Registrant's most recently filed Form DEF 14A, excluding the Registrant's Chief Executive Officer whose bonus was paid in accordance with the formula described above:


   Anna G. Hollers         Executive Vice President and           $87,000
                           Secretary

   Teresa C. Nixon         Executive Vice President and           $87,000
                           Compliance Officer

   John F. Burns           Executive Vice President               $44,035

   Eric P. Credle          Senior Vice President and Chief        $65,000
                           Financial Officer


Item 9.01 Financial Statements and Exhibits.

     (c) Exhibits. The Registrant's Management Incentive Plan is filed as
Exhibit 10(a) to this report.

                                   Signatures








     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                           First Bancorp


        January 26, 2005               By: /s/ James H. Garner
                                           -------------------------------------
                                           James H. Garner
                                           President and Chief Executive Officer